SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Fastenal Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

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☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 19, 2011.

Meeting Information
FASTENAL COMPANY	Meeting Type:	Annual Meeting
	For holders as of:	February 22, 2011
	Date: April 19, 2011	Time: 10:00 AM CDT
Location: Fastenal Company
2001 Theurer Boulevard
Winona, Minnesota 55987-0978 Meeting Directions: For directions to the meeting, go to www.proxyvote.com and click on the link “proxy materials”.

FASTENAL COMPANY ATTN: JEAN DUBOIS 2001 THEURER BOULEVARD WINONA, MN 55987	You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M30851-P05886

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT            THE ANNUAL REPORT

  How to View Online:

  Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX (located on the following page)

  and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

  *     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g XXXX XXXX XXXX (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 5, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a proxy, please follow the instructions at www.proxyvote.com.

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction card.

M30852-P05886

Voting Items
The Board of Directors recommends you vote FOR the following proposals 1, 2 and 3:
1. Election of Directors
Nominees
01) Robert A. Kierlin
02) Stephen M. Slaggie
03) Michael M. Gostomski
04) Willard D. Oberton
05) Michael J. Dolan
06) Reyne K. Wisecup
07) Hugh L. Miller
08) Michael J. Ancius
09) Scott A. Satterlee

2. Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the 2011 fiscal year.

3. Approval, by non-binding vote, of executive compensation.

The Board of Directors recommends you vote FOR 1 YEAR on the following proposal 4:

4. Approval, by non-binding vote, of the frequency of future executive compensation votes.

5. Such other business as may properly come before the meeting or any adjournment thereof.

M30853-P05886